EXCELSIOR VENTURE INVESTORS III, LLC
                                         For the Quarter ended October 31, 2001
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
 _______________________________________________________________
|                Investor's Return To Date (per unit)           |                        Total Investment Value
|                ------------------------------------           |                        ----------------------
|                                                               |     $1,000____________________________________________________
|                                          Date      Amount     |
|                                          ----      ------     |        900____________________________________________________
|                                                               |
| Initial investment                      5/11/01    $500.00    |        800____________________________________________________
|                                                               |
| Total distributions                                    ---    |        700____________________________________________________
|                                                               |
| Current Net Asset Value of Excelsior                          |        600____________________________________________________
| Venture Partners III, LLC (a)                       495.99    |
|                                                               |        500____ ------ ________________________________________
| Other Net Assets/ (Liabilities) (b)                 (3.49)    |               |      |          -------
|                                                               |        400____|______|__________|XXXXXX|______________________
| Current Net Asset Value of Excelsior                          |               |      |          |------|
| Venture Investors III, LLC                          492.50    |        300____|______|__________|______|______________________
|                                                               |               |      |          |      |
| Total Return (annualized) (c)                       -1.02%    |        200____|______|__________|______|______________________
|_______________________________________________________________|               |      |          |      |
                                                                         100____|______|__________|______|______________________
 _______________________________________________________________                |      |          |      |
|                Fund's Return on Capital Invested              |          0____|______|__________|______|______________________
|                ---------------------------------              |                 5/01             10/01
|                                                               |
| Net Internal Rate of Return (IRR) (d)                   0%    |
|                                                               |       | | Cash (Net of Libailities)    |X| Private Securities
| Multiple of Capital Invested (e)                     1.00x    |           |/| Limited Partnerships         |>| Public Securities
|_______________________________________________________________|                    |*| Cumulative Distributions



FOURTH QUARTER 2001 REPORT FOR EXCELSIOR VENTURE INVESTORS III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $93 million of investors'
capital in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with
$147 million in assets.

As of October 31, 2001, the Master Fund has committed 30% and invested 17% of the initial capital raised.

EVP III's Portfolio Developments
--------------------------------
Direct Investments

During the quarter, the Master Fund continued to build its portfolio with the following investments:

In August, the Master Fund invested $5 million in NetLogic Microsystems, Inc., a developer of network search engines for the optical and communications industries, as part of a Series D financing co-led by the fund and
Sevin Rosen Funds.

In September, the Master Fund invested $3 million in Adeza Biomedical Corporation, a developer of diagnostic products and services for women's reproductive healthcare, as part of a Series 5 financing. Other investors included Enterprise Partners.

In October, the Master Fund invested $2 million in NanoOpto Corporation, a designer, manufacturer and marketer of integrated optical components using nanotechnology manufacturing platforms, as part of a $4 million Series
A1 financing led by the fund. Other investors included Morgenthaler Venture Partners, Bessemer Venture Partners
and NEA.

Fund Investments

The Master Fund committed $2 million to CHL Medical Partners II, LP, a venture capital fund focused on start-up and early stage investments in the medical technology sector.


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                                             Excelsior Venture Investors III, LLC
                               Summary of the Master Fund's Investments as of October 31, 2001
                                ---------------------------------------------------------------

                                                                                                               Carrying
                                                                                                               Value
                                                                              Cost              Carrying       Per          % of
Private Companies         Business Description                                Basis              Value         Share        NAV
-----------------         --------------------                                -----              -------       -------      -----

Ethertronics, Inc.        Developer of high performance, embedded           $ 3,500,000        $3,500,000       11.86       2.39%
                          antennas for mobile device market

LightConnect, Inc.        Designer and manufacturer of dynamic optical        5,000,000         5,000,000       16.94       3.41%
                          components for network applications

OpVista, Inc.             Developer of bandwidth enhancing optical
                          networking solutions                                4,000,000         4,000,000       13.55       2.73%

Cenquest, Inc.            Intermediary provider of accredited business        2,000,000         2,000,000        6.77       1.37%
                          and management degree programs and
                          corporate training to large corporations

NetLogic                  Developer of network search engines for the         5,000,000         5,000,000       16.94       3.41%
 Microsystems, Inc.       optical and communications industries

Adeza Biomedical          Developer of diagnostic products and services       3,000,000         3,000,000       10.16       2.05%
  Corp.                   for women's reproductive healthcare

NanoOpto Corp.            Designer, manufacturer and marketer of
                          integrated optical components                       2,000,000         2,000,000        6.77       1.37%
                          using nanotechnology manufacturing platforms       ----------         ---------      ------       -----

                                      Private Companies Total               $24,500,000       $24,500,000       82.99      16.73%





Limited Partnerships
--------------------

Prospect Venture           Varied-stage life sciences companies               $ 240,429         $ 186,539     $  0.63       0.13%
  Partners II

Morgenthaler Venture       Varied-stage information technology,
  Partners VII             communications and life sciences companies           150,000           138,204        0.47       0.09%

Advanced Technology        Varied-stage information technology,
  Ventures VII             communications and life sciences
                           companies                                             75,000            55,702        0.19       0.04%

CHL Medical Partners II    Start up and early stage medical
                           technology and life sciences companies                    --                --          --           --
                                                                              ---------          --------     -------      -------




                         Limited Partnerships Total                        $    465,429      $     380,445    $  1.29       0.26%

                      Total Current Investments (f)                        $ 24,965,429      $  24,880,445    $ 84.28       17.0%

          Cash and Equivalents (Net of Liabilities)                         114,777,361        114,796,052     388.86       78.4%
                                                                            -----------        -----------     ------       -----
       Investment Totals/Net Asset Value of EVP III                        $139,742,790      $146,420,780     $495.99      100.0%




                       This material may only be presented to members of Excelsior Venture Investors III, LLC

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                    Excelsior Venture Investors III, LLC

a) "Current Net Asset Value: The value of the Master Fund's assets as determined by the Managing Investment Adviser and a committee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Managing Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Managing Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.

         The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an assessment of the company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Managing Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/ (Liabilities): Includes a per annum fee of 0.1% of its net assets that are not represented by its investment in the Fund. A reserve was established for the payment of this fee. Other net assets (liabilities) specific to Excelsior Venture Investors III are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The cashflows and current carrying value of the Fund's holdings, net of accrued incentive fees, divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.



             This material may only be presented to members of
                   Excelsior Venture Investors III, LLC